Exhibit 32.2

CERTIFICATION

In connection with the Annual Report of Graham Packaging Holdings Company on Form 10-K for the year ended December 31, 2010, as supplemented by the Amendment No. 1, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David W. Bullock, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Graham Packaging Holdings Company.

May 2, 2011

By:	/s/ David W. Bullock
David W. Bullock
Chief Financial Officer
(principal financial officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.

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